                                                                    EXHIBIT 99.1

                           CERTIFICATE OF DESIGNATION
                      REGISTERED AGENT/REGISTERED OFFICE

     Pursuant to the provisions of Sections 607.0501 or 617.0501, Florida Statutes, the undersigned corporation, organized under the laws of the State of Florida, submits the following statement in designating the registered office/registered agent, in the State of Florida.

     1.   The name of the corporation is: RECEPTAGEN, INC.

     2.   The name and address of the registered agent and office is:

          LEDYARD H. DEWEES
          270 NW 3rd Court
          Boca Raton, Florida 33432-3720

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATING TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF MY POSITION AS REGISTERED AGENT.



                                     /s/ Ledyard H. DeWees
                                     -----------------------------------------
                                     LEDYARD H. DEWEES
                                     October 17, 2001




                                       4

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                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                                RECEPTAGEN, INC.

                          DOCUMENT NUMBER P01000101262

To:  Department of State
     Division of Corporations
     State of Florida

     Pursuant to Florida Statute $607.1006 of the Florida Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation and does certify as follows:

     1.   The name of the corporation is: RECEPTAGEN, INC.

     2. The effective date of this amendment to these Articles of Incorporation shall be the date these Articles of Amendment are filed with the Department of State.

     3. The amendment as contained herein was approved by the sole incorporator without shareholder action and because shares have not yet been issued by the corporation shareholder action was not required.

     4. ARTICLE 1 is hereby revoked in its entirety and a new ARTICLE 1 is adopted as follows:

          "ARTICLE 1

          The name of the corporation is SPANTEL COMMUNICATIONS INC."

     IN WITNESS WHEREOF, these Articles of Amendment were executed on this 30th day of October, 2001.

                                                RECEPTAGEN, INC.




                                                By: /s/ Ledyard H. DeWees
                                                    ----------------------------
                                                    Ledyard H. DeWees
                                                    Incorporator

                           [STATE OF FLORIDA -- LOGO]



I certify the attached is a true and correct copy of the Articles of Amendment, filed on October 30, 2001, to Articles of Incorporation for RECEPTAGEN, INC. which changed its name to SPANTEL COMMUNICATIONS INC., a Florida corporation, as shown by the records of this office.

I further certify the document was electronically received under FAX audit number B01000110967. This certificate is issued in accordance with section 15.16, Florida Statutes, and authenticated by the code noted below.

The document number of this corporation is P01000101262.


                         Given under my hand and the
                         Great Seal of the State of Florida,
                         at Tallahassee, the Capital, this the
                         Thirty-first day of October, 2001

Authentication Code:     501A00059498-103101-P01000101262-1/1




                                            /s/ Katherine Harris
                                            ----------------------
[SEAL OF STATE OF FLORIDA]                  Katherine Harris
                                            Secretary of State